Loan No. 1013159

FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING LOAN AGREEMENT AND OMNIBUS AMENDMENT TO LOAN DOCUMENTS

THIS FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING LOAN AGREEMENT AND OMNIBUS AMENDMENT TO LOAN DOCUMENTS (this “Agreement”) dated as of November 13, 2019, is entered into by and among RPT ANAHEIM HILLS OFFICE PLAZA, LLC, RPT HERITAGE PARKWAY, LLC, RPT TERRA NOVA PLAZA, LLC, RPT LOUDOUN GATEWAY I, LLC, RPT ALLIED DRIVE, LLC, RPT PALMETTO LAKES, LLC, RPT HIALEAH I, LLC, and RPT HIALEAH II, LLC, each a Delaware limited liability company (individually or collectively, “Borrower,” and with such term meaning ”any Borrower,” “each Borrower,” “a Borrower,” “every Borrower” or “all Borrowers,” as the context indicates, as determined by Administrative Agent in its reasonable discretion), each of the financial institutions a signatory hereto together with their successors and assignees under Section 12.6 of the Loan Agreement (as defined below) (collectively, the “Lenders”), and Wells Fargo Bank, National Association (“Administrative Agent”).

RECITALS

A.
Pursuant to the terms of that certain Amended and Restated Revolving Loan Agreement and Omnibus Amendment to Loan Documents, dated as of February 27, 2018, by and between certain Borrowers, Lenders and Administrative Agent (as amended prior to the date hereof and as joined into by certain other Borrowers, the “Loan Agreement”), Lenders have agreed to make loans to Borrowers in the original maximum principal amount of One Hundred Million Dollars ($100,000,000) (the “Loan”). The Loan is evidenced by that certain Fifth Amended and Restated Promissory Note, dated as of December 31, 2018, made by certain of the Borrowers and payable to the order of Wells Fargo Bank, National Association, in the maximum principal amount of the Loan (as amended prior to the date hereof, the “Note”) and is further evidenced and secured by certain other documents described in the Loan Agreement as Loan Documents.

B.	The Loan Agreement is secured by the Security Deeds (as defined in the Loan Agreement) (collectively, as amended prior to the date hereof, the “Security Instruments”).

C.	The real property which is the subject of each of the Security Instruments is referred to hereinafter, collectively, as the “Property”.

D.
RREEF Property Trust, Inc., a Maryland corporation (“Guarantor”) has previously executed and delivered to Administrative Agent that certain Guaranty Agreement, dated as of March 6, 2015 (as amended prior to the date hereof, the “Guaranty”).

E.
Certain Borrowers and Guarantor (in such capacity, individually and collectively, “Indemnitor”) have previously executed and delivered to Administrative Agent that certain Hazardous Materials Indemnity Agreement, dated as of March 6, 2015 (as amended prior to the date hereof and joined into by certain other Borrowers, the “Indemnity”).

F.
The Note, the Loan Agreement, the Security Instruments, the Guaranty, Indemnity, this Agreement and the other documents described in the Loan Agreement as Loan Documents, together with all modifications, extensions, renewals and amendments thereto pursuant to the terms hereof or otherwise, are collectively referred to hereinafter as the “Loan Documents”.

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G.	By this Agreement, Borrowers, Administrative Agent and Lenders intend to modify and/or amend certain terms and provisions of the Loan Documents as of the Effective Date, hereinafter defined.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, Administrative Agent and Lenders agree, subject to the terms and conditions of this Agreement, as follows:

1.	CONDITIONS PRECEDENT. Administrative Agent’s and Lenders’ obligations under this Agreement are subject to the satisfaction of each and every one of the following conditions precedent:

1.1	There shall exist no Default, as defined in any of the Loan Documents, or event, omission or failure of any condition which would constitute a Default after notice or lapse of time, or both.

1.2
Receipt and approval by Administrative Agent of an executed original of this Agreement and any and all other documents, instruments, policies and forms of evidence or other materials which are required pursuant to this Agreement or any of the other Loan Documents or as otherwise required by Administrative Agent, each in form and content acceptable to Administrative Agent.

1.3
Reimbursement to Administrative Agent by Borrowers of Administrative Agent’s and Lenders’ costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, whether such services are furnished by Administrative Agent’s employees or agents or by independent contractors, including, without limitation, reasonable attorneys’ fees, documentation costs and charges.

1.4	The representations and warranties contained in this Agreement are true and correct.

1.5	All payments due and owing to Administrative Agent and Lenders under the Loan Documents have been paid current as of the Effective Date of this Agreement.

1.6
As of the date hereof, Borrowers are in compliance in all material respects with all terms, covenants and conditions of the Loan Agreement, including, without limitation, all financial and reporting covenants and requirements.

2.
REPRESENTATIONS AND WARRANTIES. As a material inducement to Administrative Agent’s and Lenders’ entry into this Agreement, Borrowers represent and warrant to Administrative Agent and Lenders as of the Effective Date and continuing thereafter that:

2.1
Formation and Organizational Documents. Each Borrower has previously delivered to Administrative Agent all of the relevant formation and organizational documents of such Borrower (and the partners, members, managers or joint venturers of such Borrower (if any)), and Guarantor (and the partners, members, managers or joint venturers of all such Guarantors (if any)). Borrowers hereby certify that: (i) the above documents are all of the relevant formation and organizational documents of Borrowers and Guarantor; (ii) they remain in full force and effect; and (iii) they have not been amended or modified since they were previously delivered to Administrative Agent.

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2.2
Full Force and Effect. The Note and other Loan Documents, as amended hereby and by the Note, are in full force and effect without any defense, counterclaim, right or claim of set-off; all necessary action to authorize the execution and delivery of this Agreement has been taken; and this Agreement is a modification of an existing obligation and is not a novation.

2.3
No Default. No Default (as defined in the any of the Loan Documents), breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any Security Instrument or any of the Loan Documents (as modified by this Agreement) and that all representations and warranties herein and in the other Loan Documents are true and correct, except to the extent such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances expressly permitted by the Loan Agreement.

2.4
Title to the Property. Since the recordation date of each Security Instrument, each Borrower has not further encumbered its respective Property, including, without limitation, by entering into any deed of trust, deed to secure debt or mortgage, ground lease, and/or any option to purchase or right of first refusal with respect to any Property.

2.5
Intervening Liens. The lien of each Security Instrument is a first lien on the property described therein and covered thereby and that this Agreement will not cause intervening liens to become prior to the lien of any Security Instrument. If any intervening lien exists or hereafter arises, the applicable Borrower shall cause the same to be released or subordinated to the lien of the applicable Security Instrument, without limiting any other right or remedy available to Administrative Agent. No Borrower has any legal or equitable claim against any mortgagor, trustor or grantor named in any Security Instrument which would be prior to the lien of the Security Instrument, or which would entitle such Borrower to a judgment entitling such Borrower to an equitable lien on all or any portion of that property prior in lien to any Security Instrument.

3.
EFFECTIVE DATE. The effective date of the obligations of Borrowers, Administrative Agent and Lenders under this Agreement shall be the date set forth in the first paragraph of this Agreement (the “Effective Date”).

4.
MODIFICATION OF LOAN DOCUMENTS. The Loan Documents are hereby supplemented and modified to incorporate the following, which shall supersede and prevail over any conflicting provisions of the Loan Documents:

4.1	Additional Definitions. The Loan Agreement is hereby amended by adding the following definitions to Section 1.1 of the Loan Agreement, in the proper alphabetical position:

““Orbital ATK Lease” means that certain Office Lease dated September 30, 2011, between Sun Life Assurance Company of Canada (predecessor in interest to RPT Loudoun Gateway I, LLC) and Orbital ATK Tenant, as amended by that certain First Amendment to Office Lease dated July 14, 2014 between Sun Life Assurance Company of Canada (predecessor in interest to RPT Loudoun Gateway I, LLC) and Orbital ATK Tenant (the “Orbital ATK First Amendment”), as it may collectively be amended, restated or otherwise modified from time to time in accordance with the terms hereof.

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“Orbital ATK Tenant” means Alliant Techsystems, Inc., a Delaware corporation.”

4.2	Testing Debt Yield Hurdle. Section 1.1 of the Loan Agreement is hereby amended by amending and restating the definition of “Testing Debt Yield Hurdle” in its entirety as follows:

““Testing Debt Yield Hurdle” means nine percent (9.0%).”

4.3	Minimum Borrowing Base Properties. Section 4.2(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(a)    The Borrowing Base shall contain at least five (5) Borrowing Base Properties, provided that for purposes of this clause (a), in no event shall the Borrowing Base Properties owned by RPT Hialeah I, LLC, and RPT Hialeah II, LLC collectively count as more than one (1) Borrowing Base Property;”

4.4
Orbital ATK. Notwithstanding any provision of the Loan Agreement to the contrary, the maximum Borrowing Base shall be $86,000,000 until the earlier of: (a) (i) December 2, 2019 provided that, by such date, Orbital ATK Tenant has not exercised its option to terminate the Orbital ATK Lease set forth in Section 9 of the Orbital ATK First Amendment pursuant to the terms thereof, or (ii) the date that Borrower provides Lender with evidence reasonably acceptable to Lender that Orbital ATK Tenant has elected not to exercise its option to terminate the Orbital ATK Lease set forth in Section 9 of the Orbital ATK First Amendment pursuant to the terms thereof; and (b) in the event Orbital ATK Tenant has timely and validly exercised its option to terminate the Orbital ATK Lease set forth in Section 9 of the Orbital ATK First Amendment, the date that Borrower has paid the applicable Minimum Repayment Amount in accordance with Section 2.5(b)(ii) of the Loan Agreement (it being acknowledged and agreed that for purposes of calculating such Minimum Repayment Amount, Testing Gross Revenue shall not include any income from the Orbital ATK Lease), and after the earlier of the foregoing (a) and (b), the $86,000,000 maximum shall no longer apply and the Borrowing Base shall be determined in accordance with the terms of the Loan Agreement.

5.
HAZARDOUS MATERIALS. Without in any way limiting any other provision of this Agreement, Borrower expressly reaffirms as of the date hereof, and continuing hereafter: (i) each and every representation and warranty in the Loan Documents respecting “Hazardous Materials”; and (ii) each and every covenant and indemnity in the Loan Documents respecting “Hazardous Materials”.

6.
WAIVERS. In further consideration of Administrative Agent and Lenders entering into this Agreement, Borrowers waive, with respect to the Loan any and all rights to which such Borrower is or may be entitled pursuant to any antideficiency or similar laws which limit, qualify or reduce Borrowers’ obligations under the Loan Documents.

7.
WAIVER OF MARSHALLING RIGHTS. Borrowers waive all rights to have all or part of any Property covered by a Security Instrument marshalled upon any foreclosure of such Security Instrument. Administrative Agent shall have the right to sell, and any court in which foreclosure proceedings may be brought shall have the right to order a sale of any real property of each or any of said deeds of trust, deeds to secure debt or mortgages, or any part thereof, as a whole or in separate parcels, in any order that Administrative Agent may designate. Borrowers make this waiver for itself,

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and for all persons and entities claiming through or under Borrowers, and for persons and entities who may acquire a lien on all or any part of the real property described in either of said deeds of trust, deeds to secure debt or mortgages, or on any interest therein.

8.
NON-IMPAIRMENT. Except as expressly provided herein, nothing in this Agreement shall alter or affect any provision, condition, or covenant contained in any of the Loan Documents or affect or impair any rights, powers, or remedies of Administrative Agent, it being the intent of the parties hereto that the provisions of the Loan Documents shall continue in full force and effect except as expressly modified hereby.

9.	MISCELLANEOUS PROVISIONS.

9.1
No Waiver. No previous waiver and no failure or delay by Administrative Agent or Lenders in acting with respect to the terms of the Note or this Agreement shall constitute a waiver of any breach, default, or failure of condition under the Note, this Agreement or the obligations secured thereby. A waiver of any term of the Note, this Agreement or of any of the obligations secured thereby must be made in writing and shall be limited to the express written terms of such waiver.

9.2
Severability. If any provision or obligation under this Agreement and the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that provision shall be deemed severed from the Loan Documents and the validity, legality and enforceability of the remaining provisions or obligations shall remain in full force as though the invalid, illegal, or unenforceable provision had never been a part of the Loan Documents, provided, however, that if the rate of interest or any other amount payable under the Note or this Agreement or any other Loan Document, or the right of collectability therefore, are declared to be or become invalid, illegal or unenforceable, Lenders’ obligations to make advances under the Loan Documents shall not be enforceable by Borrowers.

9.3	Time. Time is of the essence of each and every term herein.

9.4
Governing Law and Consent to Jurisdiction. This Agreement and any claim, controversy or dispute arising under or related to this Agreement, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties will be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to any conflicts of law principles, except to the extent preempted by federal laws. Borrowers and all persons and entities in any manner obligated to Administrative Agent and/or Lenders under the Loan Documents consent to the jurisdiction of any federal or state court within the State of New York having proper venue and also consent to service of process by any means authorized by New York or federal law.

9.5
Joint and Several Liability. The liability of each Borrower under any of the Loan Documents shall be joint and several with each other Borrower and the liability of each Guarantor under any of the Loan Documents shall be joint and several with each other Guarantor.

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9.6
Headings. All article, section or other headings appearing in this Agreement and any of the other Loan Documents are for convenience of reference only and shall be disregarded in construing this Agreement and any of the other Loan Documents.

9.7
Counterparts. To facilitate execution, this document may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

9.8	Defined Terms. Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meanings attributed to such terms in the Loan Agreement.

9.9
Rules of Construction. The word “Borrowers” as used herein shall include both the named Borrowers and any other person at any time assuming or otherwise becoming primarily liable for all or any part of the obligations of the named Borrower under the Note and the other Loan Documents. The term “person” as used herein shall include any individual, company, trust or other legal entity of any kind whatsoever. If this Agreement is executed by more than one person, the term “Borrowers” shall include all such persons. The words “Administrative Agent” as used herein shall include Administrative Agent, its successors, assigns and affiliates. The word “Lenders” as used herein shall include each Lender, its successors, assigns and affiliates.

9.10
Use of Singular and Plural; Gender. When the identity of the parties or other circumstances make it appropriate, the singular number includes the plural, and the masculine gender includes the feminine and/or neuter.

9.11	Exhibits, Schedules and Riders. All exhibits, schedules, riders and other items attached hereto, if any, are incorporated into this Agreement by such attachment for all purposes.

9.12	Inconsistencies. In the event of any inconsistencies between the terms of this Agreement and the terms of any of the other Loan Documents, the terms of this Agreement shall prevail.

9.13
Integration; Interpretation. The Loan Documents contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated therein and supersede all prior negotiations or agreements, written or oral. The Loan Documents shall not be modified except by written instrument executed by all parties. Any reference to the Loan Documents includes any amendments, renewals or extensions now or hereafter approved by Administrative Agent in writing.

[Signature Appears on Following Page]

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IN WITNESS WHEREOF, Administrate Agent, Borrower and Lenders have caused this Agreement to be duly executed and delivered as of the date first above written.

“ADMINISTRATIVE AGENT”

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:    /s/ Jeffrey Goodman
Name:    Jeffrey Goodman
Title:    Vice President

[Signatures Continue on Following Page]

Signature Page to First Amendment to Amended and Restated Revolving Loan Agreement
and Omnibus Amendment to Loan Documents
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“LENDERS”

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Jeffrey Goodman
Name:    Jeffrey Goodman
Title:    Vice President

[Signatures Continue on Following Page]

Signature Page to First Amendment to Amended and Restated Revolving Loan Agreement
and Omnibus Amendment to Loan Documents
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“BORROWERS”
RPT TERRA NOVA PLAZA, LLC,
a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Authorized Signatory

By:    /s/ Kristin Strange
Name:    Kristin Strange
Title:    Authorized Signatory

RPT HERITAGE PARKWAY, LLC,
a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Authorized Signatory

By:    /s/ Kristin Strange
Name:    Kristin Strange
Title:    Authorized Signatory

RPT ANAHEIM HILLS OFFICE PLAZA, LLC,
a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Authorized Signatory

By:    /s/ Kristin Strange
Name:    Kristin Strange
Title:    Authorized Signatory

[Signatures Continue on Following Page]

Signature Page to First Amendment to Amended and Restated Revolving Loan Agreement
and Omnibus Amendment to Loan Documents
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RPT LOUDOUN GATEWAY I, LLC,
a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Authorized Signatory

By:    /s/ Kristin Strange
Name:    Kristin Strange
Title:    Authorized Signatory

RPT ALLIED DRIVE, LLC,
a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Authorized Signatory

By:    /s/ Kristin Strange
Name:    Kristin Strange
Title:    Authorized Signatory

RPT PALMETTO LAKES, LLC,
a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Authorized Signatory

By:    /s/ Kristin Strange
Name:    Kristin Strange
Title:    Authorized Signatory

RPT HIALEAH I, LLC,
a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Authorized Signatory

Signature Page to First Amendment to Amended and Restated Revolving Loan Agreement
and Omnibus Amendment to Loan Documents
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Loan No. 1013159

By:    /s/ Kristin Strange
Name:    Kristin Strange
Title:    Authorized Signatory

RPT HIALEAH II, LLC,
a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Authorized Signatory

By:    /s/ Kristin Strange
Name:    Kristin Strange
Title:    Authorized Signatory

Signature Page to First Amendment to Amended and Restated Revolving Loan Agreement
and Omnibus Amendment to Loan Documents
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